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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange act of 1934


Date of Report (Date of Earliest Event Reported): February 21, 2000


                                   COMC, INC.
             (Exact Name of Registrant as Specified in its Charter)

         Illinois                                                     36-3021754
(State or Other Jurisdiction of      (Commission          (I.R.S. Employer
Incorporation or Organization)       File Number)         Identification Number)


         400 N. Glenoaks Boulevard, Burbank, California               91502
(Address of Principal Executive Offices)                              (Zip Code)

Registrants telephone number, including area code:   (818) 556-3333

(Former Name or Former Address if Changed Since Last Report)

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Item 4. Change in Registrant's Certifying Accountant.

(a) Effective February 2, 2000, the Board of Directors of COMC, Inc. ("COMC") decided to dismiss Hollander, Lumer & Co. LLP ("Hollander") as its independent public accountants.

     COMC believes, and has been advised by Hollander that it concurs, that for the two fiscal years ended December 31, 1998, and the subsequent interim period through February 2, 2000, COMC and Hollander did not have any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Hollander, would have caused it to make reference in connection with its report on COMC's financial statements to the subject matter of the disagreement.

     The report of Hollander on COMC's financial statements for the years ending December 31, 1997 and December 31, 1998 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During that period, there were no "reportable events" within the meaning of Item 304(a)(1)(v) of Regulation S-K promulgated under the Securities Act of 1933.

     COMC has requested that Hollander furnish a letter addressed to the Securities and Exchange Commission stating whether Hollander agrees with the above statements. A copy of that letter is attached as Exhibit 1 to this Form 8-K.

(b) On February 2, 2000, COMC engaged Deloitte & Touche LLP ("Deloitte") to replace Hollander as COMC's independent public accountants. On February 15, 2000, Deloitte resigned as independent auditors because it determined that, prior to its engagement as auditors, it had performed certain valuation services that could impact its independence. During the period of Deloitte's engagement, COMC and Deloitte did not have any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreement, if not resolved to the satisfaction of Deloitte, would have caused it to make preference in connection with its report on COMC's financial statements to the subject matter of the disagreement. Deloitte did not issue any reports on the financial statements of COMC.

     COMC has requested that Deloitte furnish a letter addressed to the Securities and Exchange Commission stating whether Deloitte agrees with the statements in the preceding paragraph. A copy of that letter is attached as an
Exhibit 2 to this Form 8-K.

(c) COMC is currently in the process of receiving and reviewing engagement proposals from other nationally recognized independent accounting firms. COMC will file a Form 8-K notifying the Commission immediately upon engagement of its new independent auditors.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, COMC has duly caused this statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  February 21, 2000                    COMC, INC.


                                            By: __________________________
                                                 John Ackerman, Chairman